SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The UBS Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[   ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

October 4, 2012

THE UBS FUNDS
ADJOURNED MEETING NOTICE
SPECIAL MEETING OF SHAREHOLDERS
HAS BEEN ADJOURNED TO OCTOBER 25, 2012

PLEASE VOTE NOW

We are writing to inform you that the Special Meeting of Shareholders of the UBS Global Equity Fund and the UBS High Yield Fund has been adjourned in order to solicit additional votes with respect to the proposal.  The Meeting has been adjourned to 12:00 p.m., Central Time, on October 25, 2012.  Your vote for this important meeting has not yet been received.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS
AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: For automated telephone voting, call 1-800-337-3503, available 24 hours a day, and follow the recorded instructions.  If you would like to speak to the proxy soliciting agent, call 1-877-225-6862. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Visit www.proxy-direct.com and follow the on-screen instructions.

3.	By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal. If you have already vote, thank you for your response.

Thank you for your prompt attention to this matter.

 23833regadj

October 4, 2012

THE UBS FUNDS
ADJOURNED MEETING NOTICE
SPECIAL MEETING OF SHAREHOLDERS
HAS BEEN ADJOURNED TO OCTOBER 25, 2012

PLEASE VOTE NOW

We are writing to inform you that the Special Meeting of Shareholders of the UBS Global Equity Fund and the UBS High Yield Fund has been adjourned in order to solicit additional votes with respect to the proposal.  The Meeting has been adjourned to 12:00 p.m., Central Time, on October 25, 2012.  Your vote for this important meeting has not yet been received.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS
AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.
By Phone: Please call the proxy soliciting agent at 1-877-225-6862. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.	By Internet: Follow the instructions on your voting instruction form.

3.	By Touchtone Phone: Follow the instructions on your voting instruction form.

4.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal. If you have already voted, thank you for your response.

Thank you for your prompt attention to this matter.

 23833noboadj

October 4, 2012

THE UBS FUNDS
ADJOURNED MEETING NOTICE
SPECIAL MEETING OF SHAREHOLDERS
HAS BEEN ADJOURNED TO OCTOBER 25, 2012

PLEASE VOTE NOW

We are writing to inform you that the Special Meeting of Shareholders of the UBS Global Equity Fund and the UBS High Yield Fund has been adjourned in order to solicit additional votes with respect to the proposal. The Meeting has been adjourned to 12:00 p.m., Central Time, on October 25, 2012.  Your vote for this important meeting has not yet been received.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS
AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.	By Internet: Follow the instructions on your voting instruction form.

2.	By Touchtone Phone: Follow the instructions on your voting instruction form.

3.	By Mail: If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal. If you have already voted, thank you for your response.

Thank you for your prompt attention to this matter.

 23833oboadj